EXHIBIT 24.2
                                                   ============
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.






                                          H. K. COBLE

                                       ==================

                                          H. K. Coble

                   POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                             P. J. FLUOR

                                         ===================

                                             P. J. Fluor
                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                                D. P. GARDNER
                                              ==================
                                                D. P. Gardner
                       POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                                G. M. GLENN
                                             =================
                                                G. M. Glenn
                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                                W. R. GRANT
                                              ===============
                                                W. R. Grant
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.




                                               B. R. INMAN
                                             ================
                                                B. R. Inman
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                                V. L. KONTNY
                                             ==================
                                                V. L. Kontny
                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                                R. V. LINDSAY
                                             ===================
                                                R. V. Lindsay
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 7th day of December, 1993.





                                                V. S. MARTINEZ
                                             ====================
                                                V. S. Martinez
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                               E. M. MASSEY
                                             =================
                                                E. M. Massey
                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                                B. MICKEL
                                             ===============
                                                B. Mickel
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 7th day of December, 1993.





                                                M. R. SEGER
                                              ================
                                                M. R. Seger
                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, A. M. OLDHAM and
P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1993, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 7th day of December, 1993.





                                               D. S. TAPPAN, JR.
                                            =====================
                                               D. S. Tappan, Jr.